UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.     )

☑	Filed by the Registrant

☐	Filed by a Party other than the Registrant

CHECK THE APPROPRIATE BOX:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

TTEC Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):

☑	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Your Vote Counts! 9197 SOUTH PEORIA STREET ENGLEWOOD, CO 80112 TTEC HOLDINGS, INC. 2023 Annual Meeting Vote by May 23, 2023 11:59 PM ET You invested in TTEC HOLDINGS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 24, 2023. Vote Virtually at the Meeting* May 24, 2023 10:00 a.m., MDT Virtually at: www.virtualshareholdermeeting.com/TTEC2023 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # V01621-P83650 Get informed before you vote View the Notice and Proxy Statement and TTEC Annual Report on Form 10-K and related information including TTEC CEO’s Letter to Stockholders online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 10, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Voting Items Board Recommends V01622-P83650 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. 1. Election of Director Nominees 1c. Tracy L. Bahl 1a. Kenneth D. Tuchman 1d. Gregory A. Conley 1b. Steven J. Anenen 1e. Robert N. Frerichs 1f. Marc L. Holtzman 1g. Gina L. Loften 1h. Ekta Singh-Bushell 2. The ratification of the appointment of PricewaterhouseCoopers LLP as TTEC’s independent registered public accounting firm for 2023. 4. Say on Pay shareholder vote. 3. Frequency of Say on Pay vote. For For For For For For For For For For 3 Years